RBC FUNDS TRUST

RBC BlueBay Total Return Credit Fund (the “Fund”)

Supplement dated September 30, 2016 to the RBC BlueBay Total Return Credit Fund Prospectus
and Statement of Additional Information (“SAI”) dated January 28, 2016

This Supplement provides additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective September 30, 2016, the Fund’s name will change from “RBC BlueBay Total Return Credit Fund” to “RBC BlueBay Diversified Credit Fund.” Accordingly, effective September 30, 2016, references to the Fund’s name in the Fund’s Prospectus and SAI are changed to reflect the new Fund name.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE